ACQUIRED INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
ACQUIRED INTANGIBLE ASSETS, NET
ACQUIRED INTANGIBLE ASSETS, NET

8.                                     ACQUIRED INTANGIBLE ASSETS, NET

The gross carrying amount, accumulated amortization and net carrying amount of the acquired intangible assets are as follows:

		December 31,
		2010	2011

	Indefinite-lived:
	Domain names	$740	$757
	Trademarks	1,215	1,274
	License of service provider	—	604
	Definite-lived:
	Domain names	153	836
	Source code	1,651	1,752
	Technology	2,837	4,579
	Non-compete agreement	50	121
	Total acquired intangible assets	6,646	9,923

Less:	Accumulated amortization
	Domain names	(9)	(64)
	Source code	(313)	(572)
	Technology	(479)	(1,009)
	Non-compete agreement	(34)	(59)
	Accumulated amortization	(835)	(1,704)

Less:	Impairment loss
	Domain names	(265)	(278)
	Source code	—	(87)
	Accumulated impairment loss	(265)	(365)

	Acquired intangible assets, net	$5,546	$7,854

Amortization expenses for the years ended December 31, 2009, 2010 and 2011 were $233, $563 and $834, respectively.  Amortization expenses for the years ending December 31, 2012, 2013, 2014, 2015 and 2016 and after are expected to be $ 1,110, $1,069, $1,021, $770 and $1,527, respectively.

The Group performs an impairment assessment on intangible assets with indefinite lives on December 31 of each year.  The fair value of intangible assets with indefinite lives were estimated based on the discounted value of estimated future cash flows.  An impairment loss of $256 and $87 for certain domain names and source code were recognized due to declining marketability and fair value of the intangible assets in 2009 and 2011 respectively.  There were no impairment charges for the year ended December 31, 2010.